UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 6/30/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer
Equity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
6-Month	2.46%	-3.43%	1.23%	1.71%
1-Year	8.13	1.92	7.42	7.37
5-Year	15.58	14.22	17.34	17.58
10-Year	6.58	5.95	7.89	8.13

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2    OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.46% during the reporting period. On a relative basis, the Fund outperformed the Russell 1000 Index (the “Index”), which returned 1.71% during the same period. The Fund outperformed the Index primarily within the health care sector, where stock selection and an overweight position benefited. Stronger relative stock selection versus the Index in the financials and consumer staples sectors also benefited performance. The Fund underperformed the Index in the consumer discretionary and information technology sectors, due to less favorable stock selection.

MARKET OVERVIEW

Equity markets were volatile during the six-month reporting period. After U.S. equities outperformed other developed and emerging market equities in 2014, the market environment shifted over the first half of 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. This resulted in European and emerging market equities outperforming U.S. equities over the first half of the period.

Over the second half of the reporting period, fallout from the collapse of oil prices, weak overseas economies and a strong U.S. dollar weighed on U.S. Gross Domestic Product (“GDP”) and corporate profit forecasts. In a repeat of last year, first quarter GDP growth was negative (-0.2%). Meanwhile, the Federal Reserve continued to forewarn a shift in monetary policy to higher interest rates later this year. Outside of the U.S., concerns around Greece’s debt situation emerged yet again late this reporting period. The markets had hoped for an 11th hour resolution to the stand-off between Greece and its creditors, but instead got an escalation of the crisis after the Greek Prime Minister called for a referendum. In the minds of many, this increased the odds of a Greek exit from the Eurozone (“Grexit”) and impacted the markets through the end of the reporting period. Shortly after the period ended, Eurozone leaders agreed to offer Greece a third bailout, averting a Grexit for the time being.

3    OPPENHEIMER EQUITY FUND

FUND REVIEW

During the reporting period, the top performing holdings for the Fund included Apple, Inc., Gilead Sciences, Inc. and Biogen, Inc. Apple continued to perform well as the continued success of the iPhone 6, excitement surrounding the introduction of the new iWatch, and an increased dividend and buyback program resulted in strong relative performance. Gilead Sciences is a biopharmaceutical company that discovers, develops and commercializes innovative medicines. The company raked in $3.6 billion from sales of its newest Hepatitis C pill, lifting the drug maker’s results above Wall Street expectations. The company also declared its first dividend. Biogen is a global biotechnology company that received strong sales results from its multiple sclerosis drugs Tecfidera and Tysabri. Biogen’s experimental Alzheimer’s drug also showed promising results in an early stage trial and the company moved the drug to Phase III trials.

Detractors from performance this reporting period included Suncor Energy, Inc., SanDisk Corp. and Micron Technology, Inc. Suncor is an integrated oil company based in Canada. Although the company continues to execute on both its upstream and downstream activities, the share price was negatively impacted by the volatility of oil prices.

Laton Spahr, CFA Portfolio Manager

SanDisk underperformed following a negative earnings preannouncement in March 2015. The company attributed the miss to lower than expected sales of enterprise products, lower pricing in certain areas, and qualification delays. The company consequently revised its revenue guidance down for the full fiscal year. Micron Technology is a global provider of semiconductor devices whose shares fell late in the reporting period after reporting quarterly earnings results that did not meet expectations and releasing lower than expected guidance for its next quarter.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is currently in favor. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Michael Kotlarz Portfolio Manager

4    OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	2.9%
Oracle Corp.	2.5
Gilead Sciences, Inc.	2.5
Biogen, Inc.	2.4
Facebook, Inc., Cl. A	2.4
Apple, Inc.	2.4
eBay, Inc.	2.4
Allergan plc	2.2
Citigroup, Inc.	1.8
LinkedIn Corp., Cl. A	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Pharmaceuticals	7.6%
Internet Software & Services	7.5
Commercial Banks	7.0
Biotechnology	6.9
Software	5.7
Oil, Gas & Consumable Fuels	5.1
Capital Markets	4.8
Media	4.2
IT Services	4.2
Technology Hardware, Storage & Peripherals	4.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on the total market value of common stocks.

5    OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	2.46%	8.13%	15.58%	6.58%
Class B (OEQBX)	5/3/93	2.04%	7.25%	14.54%	6.01%
Class C (OEQCX)	8/29/95	2.04%	7.34%	14.60%	5.65%
Class R (OEQNX)	3/1/01	2.28%	7.84%	15.16%	6.16%
Class Y (OEQYX)	6/1/94	2.53%	8.34%	15.78%	6.76%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	-3.43%	1.92%	14.22%	5.95%
Class B (OEQBX)	5/3/93	-2.96%	2.25%	14.30%	6.01%
Class C (OEQCX)	8/29/95	1.04%	6.34%	14.60%	5.65%
Class R (OEQNX)	3/1/01	1.28%	6.84%	15.16%	6.16%
Class Y (OEQYX)	6/1/94	2.53%	8.34%	15.78%	6.76%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is

6    OPPENHEIMER EQUITY FUND

shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7    OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8    OPPENHEIMER EQUITY FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2015	June 30, 2015	June 30, 2015
Class A	$1,000.00	$1,024.60	$4.93
Class B	1,000.00	1,020.40	9.01
Class C	1,000.00	1,020.40	8.96
Class R	1,000.00	1,022.80	6.44
Class Y	1,000.00	1,025.30	3.92

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.93	4.92
Class B	1,000.00	1,015.92	8.99
Class C	1,000.00	1,015.97	8.94
Class R	1,000.00	1,018.45	6.43
Class Y	1,000.00	1,020.93	3.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.98%
Class B	1.79
Class C	1.78
Class R	1.28
Class Y	0.78

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Shares	Value

Common Stocks—99.1%

Consumer Discretionary—14.0%

Auto Components—1.1%
Johnson Controls, Inc.	264,393	$13,095,385

Magna International, Inc.	76,160	4,271,815

		17,367,200

Automobiles—0.4%
Ford Motor Co.	468,890	7,038,039

Diversified Consumer Services—0.2%
Service Corp. International	119,450	3,515,414

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	238,570	11,782,972

Chipotle Mexican Grill, Inc., Cl. A1	6,410	3,877,986

Dunkin’ Brands Group, Inc.	261,670	14,391,850

		30,052,808

Household Durables—0.9%
Harman International Industries, Inc.	70,440	8,378,133

Newell Rubbermaid, Inc.	138,335	5,686,952

		14,065,085

Internet & Catalog Retail—0.8%
Amazon.com, Inc.[1]	6,473	2,809,864

TripAdvisor, Inc.[1]	118,370	10,314,762

		13,124,626

Leisure Products—0.2%
Hasbro, Inc.	54,710	4,091,761

Media—4.2%
Cinemark Holdings, Inc.	149,201	5,993,404

DISH Network Corp., Cl. A1	135,670	9,186,216

Time Warner, Inc.	202,795	17,726,311

Twenty-First Century Fox, Inc., Cl. B	299,160	9,638,935

Walt Disney Co. (The)	240,500	27,450,670

		69,995,536

Multiline Retail—1.9%
Dollar Tree, Inc.[1]	171,310	13,531,777

	Shares	Value

Multiline Retail (Continued)

Kohl’s Corp.	215,330	$13,481,811

Macy’s, Inc.	67,720	4,569,069

		31,582,657

Specialty Retail—1.2%
TJX Cos., Inc. (The)	310,660	20,556,372

Textiles, Apparel & Luxury Goods—1.3%
Coach, Inc.	100,390	3,474,498

NIKE, Inc., Cl. B	85,960	9,285,399

VF Corp.	113,520	7,916,885

		20,676,782

Consumer Staples—6.1%

Beverages—1.1%
Brown-Forman Corp., Cl. B	12,780	1,280,300

Constellation Brands, Inc., Cl. A	71,380	8,281,508

PepsiCo, Inc.	85,667	7,996,158

		17,557,966

Food & Staples Retailing—2.9%
Costco Wholesale Corp.	158,190	21,365,141

CVS Health Corp.	152,980	16,044,543

Walgreens Boots Alliance, Inc.	77,630	6,555,077

Wal-Mart Stores, Inc.	69,880	4,956,588

		48,921,349

Food Products—0.9%
ConAgra Foods, Inc.	101,570	4,440,641

Kraft Foods Group, Inc.	121,680	10,359,835

		14,800,476

Household Products—0.7%
Procter & Gamble Co. (The)	26,950	2,108,568

Reckitt Benckiser Group plc, Sponsored ADR	535,473	9,295,811

		11,404,379

Tobacco—0.5%
Philip Morris International, Inc.	56,610	4,538,424

Reynolds American, Inc.	55,724	4,160,354

		8,698,778

10    OPPENHEIMER EQUITY FUND

	Shares	Value

Energy—5.7%

Energy Equipment & Services—0.6%
Halliburton Co.	80,840	$3,481,779

Schlumberger Ltd.	75,170	6,478,902

		9,960,681

Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.	105,890	8,265,773

Antero Resources Corp.[1]	80,210	2,754,411

BP plc, Sponsored ADR	257,529	10,290,859

Cimarex Energy Co.	36,030	3,974,469

ConocoPhillips	88,480	5,433,557

Enbridge, Inc.	186,617	8,731,810

EOG Resources, Inc.	94,130	8,241,082

Occidental Petroleum Corp.	106,777	8,304,047

Phillips 66	71,541	5,763,343

Pioneer Natural Resources Co.	41,370	5,737,605

Suncor Energy, Inc.	625,540	17,214,861

		84,711,817

Financials—17.9%

Capital Markets—4.8%
Charles Schwab Corp. (The)	525,640	17,162,146

Goldman Sachs Group, Inc. (The)	69,077	14,422,587

Invesco Ltd.	236,690	8,873,508

Morgan Stanley	518,980	20,131,234

State Street Corp.	192,840	14,848,680

T. Rowe Price Group, Inc.	58,790	4,569,747

		80,007,902

Commercial Banks—7.0%
Bank of America Corp.	925,710	15,755,584

Citigroup, Inc.	553,390	30,569,264

Intesa Sanpaolo SpA, Sponsored ADR	240,780	5,256,227

JPMorgan Chase & Co.	706,200	47,852,112

SVB Financial Group[1]	38,900	5,600,822

	Shares	Value

Commercial Banks (Continued)

Zions Bancorporation	344,091	$10,919,728

		115,953,737

Consumer Finance—1.7%
Ally Financial, Inc.[1]	718,350	16,112,591

Capital One Financial Corp.	79,253	6,971,886

Navient Corp.	226,075	4,116,826

		27,201,303

Insurance—3.8%
Allstate Corp. (The)	69,950	4,537,656

American International Group, Inc.	344,580	21,301,936

Aon plc	213,750	21,306,600

Genworth Financial, Inc., Cl. A1	530,980	4,019,519

MetLife, Inc.	214,960	12,035,610

		63,201,321

Real Estate Investment Trusts (REITs)—0.6%
Equity Residential	63,080	4,426,324

Public Storage	27,579	5,084,740

		9,511,064

Health Care—19.4%

Biotechnology—6.9%
Amgen, Inc.	41,630	6,391,038

Biogen, Inc.[1]	100,160	40,458,630

Celgene Corp.[1]	205,966	23,837,475

Gilead Sciences, Inc.	346,850	40,609,198

Vertex Pharmaceuticals, Inc.[1]	26,535	3,276,542

		114,572,883

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	237,660	11,664,353

Baxter International, Inc.	78,370	5,480,414

Hologic, Inc.[1]	108,510	4,129,890

Medtronic plc	21,690	1,607,229

		22,881,886

Health Care Providers & Services—2.6%
Cardinal Health, Inc.	197,020	16,480,723

11    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services (Continued)

HCA Holdings, Inc.[1]	77,312	$7,013,745

UnitedHealth Group, Inc.	168,537	20,561,514

		44,055,982

Life Sciences Tools & Services—0.9%
Illumina, Inc.[1]	9,920	2,166,132

Quintiles Transnational Holdings, Inc.[1]	68,120	4,946,193

Thermo Fisher Scientific, Inc.	55,120	7,152,371

		14,264,696

Pharmaceuticals—7.6%
Allergan plc[1]	118,370	35,920,560

Bristol-Myers Squibb Co.	78,350	5,213,409

Eli Lilly & Co.	131,050	10,941,365

Merck & Co., Inc.	154,710	8,807,640

Perrigo Co. plc	36,720	6,786,958

Pfizer, Inc.	655,900	21,992,327

Roche Holding AG, Sponsored ADR	187,130	6,562,649

Teva Pharmaceutical Industries Ltd., Sponsored ADR	266,153	15,729,642

Valeant Pharmaceuticals International, Inc.[1]	59,623	13,245,249

		125,199,799

Industrials—8.2%

Aerospace & Defense—0.8%
Lockheed Martin Corp.	35,910	6,675,669

Raytheon Co.	20,700	1,980,576

TransDigm Group, Inc.[1]	20,170	4,531,594

		13,187,839

Air Freight & Couriers—0.5%
FedEx Corp.	44,360	7,558,944

Airlines—0.2%
Delta Air Lines, Inc.	103,110	4,235,759

Building Products—0.4%
A.O. Smith Corp.	60,380	4,346,152

	Shares	Value

Building Products (Continued)

Allegion plc	39,333	$2,365,487

		6,711,639

Commercial Services & Supplies—1.1%
Cintas Corp.	119,690	10,124,577

Waste Management, Inc.	169,920	7,875,792

		18,000,369

Electrical Equipment—1.3%
Acuity Brands, Inc.	24,460	4,402,311

Eaton Corp. plc	257,239	17,361,060

		21,763,371

Industrial Conglomerates—1.0%
Danaher Corp.	185,224	15,853,322

Machinery—2.3%
Caterpillar, Inc.	87,530	7,424,294

Ingersoll-Rand plc	147,390	9,937,034

Parker-Hannifin Corp.	80,434	9,356,887

Stanley Black & Decker, Inc.	31,470	3,311,903

Wabtec Corp.	93,270	8,789,765

		38,819,883

Road & Rail—0.6%
Canadian Pacific Railway Ltd.	10,550	1,690,427

CSX Corp.	253,800	8,286,570

		9,976,997

Information Technology—24.1%

Electronic Equipment, Instruments, & Components—0.7%
TE Connectivity Ltd.	195,160	12,548,788

Internet Software & Services—7.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	63,400	5,215,918

eBay, Inc.[1]	658,910	39,692,738

Facebook, Inc., Cl. A1	467,280	40,076,269

Google, Inc., Cl. A1	19,140	10,336,366

LinkedIn Corp., Cl. A1	137,120	28,333,106

		123,654,397

12    OPPENHEIMER EQUITY FUND

	Shares	Value

IT Services—4.2%
Computer Sciences Corp.	187,360	$12,298,310

International Business Machines Corp.	47,470	7,721,470

MasterCard, Inc., Cl. A	270,890	25,322,797

Visa, Inc., Cl. A	361,530	24,276,740

		69,619,317

Semiconductors & Semiconductor Equipment—2.0%
Broadcom Corp., Cl. A	329,270	16,954,112

Intel Corp.	361,780	11,003,539

Micron Technology, Inc.[1]	298,629	5,626,170

		33,583,821

Software—5.7%
Check Point Software Technologies Ltd.[1]	71,130	5,658,392

Microsoft Corp.	525,400	23,196,410

Oracle Corp.	1,043,647	42,058,974

ServiceNow, Inc.[1]	109,780	8,157,752

Synopsys, Inc.[1]	126,996	6,432,347

Workday, Inc., Cl. A1	124,080	9,478,471

		94,982,346

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	316,710	39,723,352

EMC Corp.	438,110	11,561,723

SanDisk Corp.	77,700	4,523,694

Western Digital Corp.	125,470	9,839,357

		65,648,126

Materials—2.1%

Chemicals—1.1%
Eastman Chemical Co.	49,490	4,049,272

LyondellBasell Industries NV, Cl. A	52,423	5,426,829

Sherwin-Williams Co. (The)	32,360	8,899,647

		18,375,748

	Shares	Value

Metals & Mining—0.4%
BHP Billiton Ltd., Sponsored ADR	65,190	$2,653,885

Freeport- McMoRan, Inc.	202,940	3,778,742

		6,432,627

Paper & Forest Products—0.6%
Louisiana-Pacific Corp.[1]	554,460	9,442,454

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.	170,495	7,946,772

Wireless Telecommunication Services—0.1%
T-Mobile US, Inc.[1]	43,820	1,698,901

Utilities—1.0%

Electric Utilities—1.0%
Edison International	288,538	16,036,942

Total Common Stocks (Cost $1,299,860,566)		1,641,050,661

Investment Company—0.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $14,391,243)	14,391,243	14,391,243

Total Investments, at Value (Cost $1,314,251,809)	100.0%	1,655,441,904

Net Other Assets (Liabilities)	0.0	524,245

Net Assets	100.0%	$1,655,966,149

13    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 30, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares June 30, 2015

Oppenheimer Institutional Money
Market Fund, Cl. E	9,838,342	116,438,360	111,885,459	14,391,243

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$14,391,243	$6,363

See accompanying Notes to Financial Statements.

14    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,299,860,566)	$1,641,050,661
Affiliated companies (cost $14,391,243)	14,391,243

1,655,441,904

Cash	104,418

Receivables and other assets:
Investments sold	3,293,136
Interest and dividends	1,404,536
Shares of beneficial interest sold	293,457
Other	154,531

Total assets	1,660,691,982

Liabilities
Payables and other liabilities:
Investments purchased	3,076,598
Shares of beneficial interest redeemed	1,178,644
Distribution and service plan fees	343,181
Trustees’ compensation	96,736
Shareholder communications	10,905
Other	19,769

Total liabilities	4,725,833

Net Assets	$1,655,966,149

Composition of Net Assets
Par value of shares of beneficial interest	$117,523

Additional paid-in capital	1,195,946,010

Accumulated net investment income	13,405,547

Accumulated net realized gain on investments and foreign currency transactions	105,312,710

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	341,184,359

Net Assets	$1,655,966,149

15    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,518,700,608 and 107,201,229 shares of beneficial interest outstanding)	$14.17
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,773,260 and 1,443,114 shares of beneficial interest outstanding)	$13.01

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $78,477,009 and 6,028,938 shares of beneficial interest outstanding)	$13.02

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,172,581 and 1,380,127 shares of beneficial interest outstanding)	$13.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $20,842,691 and 1,469,981 shares of beneficial interest outstanding)	$14.18

See accompanying Notes to Financial Statements.

16    OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $170,200)	$12,986,712
Affiliated companies	6,363

Interest	528

Total investment income	12,993,603

Expenses
Management fees	4,543,398

Distribution and service plan fees:
Class A	1,498,613
Class B	103,597
Class C	392,393
Class R	47,827

Transfer and shareholder servicing agent fees:
Class A	1,682,126
Class B	22,898
Class C	86,552
Class R	21,216
Class Y	22,659

Shareholder communications:
Class A	14,082
Class B	1,055
Class C	1,027
Class R	218
Class Y	58

Trustees’ compensation	26,236

Custodian fees and expenses	4,807

Other	105,995

Total expenses	8,574,757
Less waivers and reimbursements of expenses	(5,271)

Net expenses	8,569,486

Net Investment Income	4,424,117

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	96,606,789
Foreign currency transactions	8,591

Net realized gain	96,615,380

Net change in unrealized appreciation/depreciation on:
Investments	(61,280,901)
Translation of assets and liabilities denominated in foreign currencies	292,216

Net change in unrealized appreciation/depreciation	(60,988,685)

Net Increase in Net Assets Resulting from Operations	$40,050,812

See accompanying Notes to Financial Statements.

17    OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$4,424,117	$9,166,225

Net realized gain	96,615,380	174,456,180

Net change in unrealized appreciation/depreciation	(60,988,685)	11,014,521

Net increase in net assets resulting from operations	40,050,812	194,636,926
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(8,799,810)
Class B	—	—
Class C	—	—
Class R1	—	(60,221)
Class Y	—	(165,536)

	—	(9,025,567)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(48,432,304)	(101,243,935)
Class B	(4,992,060)	(9,821,019)
Class C	(1,433,092)	783,599
Class R1	56,508	(2,120,167)
Class Y	(1,807,076)	1,212,078

	(56,608,024)	(111,189,444)
Net Assets
Total increase (decrease)	(16,557,212)	74,421,915

Beginning of period	1,672,523,361	1,598,101,446

End of period (including accumulated net investment income of $13,405,547 and $8,981,430, respectively)	$1,655,966,149	$1,672,523,361

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.83	$12.33	$9.56	$8.51	$8.83	$7.93
Income (loss) from investment operations:
Net investment income[2]	0.04	0.08	0.08	0.10	0.07	0.04
Net realized and unrealized gain (loss)	0.30	1.50	2.77	1.06	(0.33)	0.91

Total from investment operations	0.34	1.58	2.85	1.16	(0.26)	0.95
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.08)	(0.11)	(0.06)	(0.05)
Net asset value, end of period	$14.17	$13.83	$12.33	$9.56	$8.51	$8.83

Total Return, at Net Asset Value[3]	2.46%	12.81%	29.89%	13.60%	(2.91)%	12.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,518,701	$1,530,051	$1,461,244	$1,237,635	$1,238,188	$1,469,388
Average net assets (in thousands)	$1,541,617	$1,474,806	$1,349,126	$1,274,345	$1,374,779	$1,459,514
Ratios to average net assets:[4]
Net investment income	0.58%	0.62%	0.75%	1.07%	0.80%	0.45%
Total expenses[5]	0.98%	0.98%	0.98%	0.97%	0.95%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.98%	0.97%	0.95%	0.99%
Portfolio turnover rate	32%	53%	114%	58%	50%	81%

19    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.98%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER EQUITY FUND

Class B	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$12.75	$11.39	$8.85	$7.86	$8.18	$7.38
Income (loss) from investment operations:
Net investment loss[2]	(0.02)	(0.02)	(0.01)	0.00[3]	(0.02)	(0.04)
Net realized and unrealized gain (loss)	0.28	1.38	2.55	0.99	(0.30)	0.84

Total from investment operations	0.26	1.36	2.54	0.99	(0.32)	0.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$13.01	$12.75	$11.39	$8.85	$7.86	$8.18

Total Return, at Net Asset Value[4]	2.04%	11.94%	28.70%	12.60%	(3.91)%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,773	$23,319	$30,275	$31,680	$36,681	$49,914
Average net assets (in thousands)	$20,948	$26,064	$30,565	$34,957	$43,272	$49,983
Ratios to average net assets:[5]
Net investment income (loss)	(0.24)%	(0.17)%	(0.13)%	0.04%	(0.22)%	(0.48)%
Total expenses[6]	1.79%	1.78%	1.87%	2.12%	2.13%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.78%	1.85%	1.98%	1.96%	1.96%
Portfolio turnover rate	32%	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.79%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 12.76	$ 11.40	$ 8.86	$ 7.88	$ 8.19	$ 7.38
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.02)	(0.01)	0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	0.27	1.38	2.56	0.98	(0.30)	0.85

Total from investment operations	0.26	1.36	2.55	0.99	(0.31)	0.81
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	(0.01)	0.00	0.00
Net asset value, end of period	$ 13.02	$ 12.76	$ 11.40	$ 8.86	$ 7.88	$ 8.19

Total Return, at Net Asset Value[3]	2.04%	11.93%	28.73%	12.60%	(3.79)%	10.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 78,477	$ 78,316	$ 69,267	$ 54,765	$ 54,341	$ 61,965
Average net assets (in thousands)	$ 79,324	$ 71,830	$ 61,431	$ 56,330	$ 59,374	$ 60,389
Ratios to average net assets:[4]
Net investment income (loss)	(0.22)%	(0.18)%	(0.08)%	0.13%	(0.15)%	(0.48)%
Total expenses[5]	1.78%	1.78%	1.81%	1.92%	1.90%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.78%	1.81%	1.92%	1.90%	1.93%
Portfolio turnover rate	32%	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.78%
Year Ended December 31, 2014	1.78%
Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER EQUITY FUND

Class R	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.58	$12.11	$9.39	$8.34	$8.64	$7.77
Income (loss) from investment operations:
Net investment income[2]	0.02	0.04	0.04	0.06	0.03	0.00[3]
Net realized and unrealized gain (loss)	0.29	1.47	2.72	1.03	(0.31)	0.88

Total from investment operations	0.31	1.51	2.76	1.09	(0.28)	0.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.04)	(0.04)	(0.04)	(0.02)	(0.01)
Net asset value, end of period	$13.89	$13.58	$12.11	$9.39	$8.34	$8.64

Total Return, at Net Asset Value[4]	2.28%	12.49%	29.40%	13.13%	(3.27)%	11.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,172	$18,661	$18,653	$19,380	$25,309	$35,729
Average net assets (in thousands)	$19,426	$18,501	$19,954	$23,858	$29,936	$36,203
Ratios to average net assets:[5]
Net investment income	0.28%	0.32%	0.42%	0.62%	0.33%	0.01%
Total expenses[6]	1.28%	1.28%	1.31%	1.40%	1.41%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.28%	1.31%	1.40%	1.41%	1.43%
Portfolio turnover rate	32%	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	1.28%
Year Ended December 31, 2014	1.28%
Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%

See accompanying Notes to Financial Statements.

23    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$13.83	$12.33	$9.56	$8.50	$8.82	$7.92
Income (loss) from investment operations:
Net investment income[2]	0.05	0.11	0.11	0.11	0.08	0.05
Net realized and unrealized gain (loss)	0.30	1.50	2.77	1.06	(0.32)	0.91

Total from investment operations	0.35	1.61	2.88	1.17	(0.24)	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.11)	(0.11)	(0.08)	(0.06)
Net asset value, end of period	$14.18	$13.83	$12.33	$9.56	$8.50	$8.82

Total Return, at Net Asset Value[3]	2.53%	13.04%	30.16%	13.82%	(2.75)%	12.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,843	$22,176	$18,662	$18,969	$31,435	$52,565
Average net assets (in thousands)	$20,773	$19,634	$20,372	$29,733	$50,054	$55,247
Ratios to average net assets:[4]
Net investment income	0.77%	0.81%	0.97%	1.19%	0.93%	0.59%
Total expenses[5]	0.78%	0.78%	0.75%	0.84%	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.75%	0.84%	0.81%	0.83%
Portfolio turnover rate	32%	53%	114%	58%	50%	81%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2015	0.78%
Year Ended December 31, 2014	0.78%
Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%

See accompanying Notes to Financial Statements.

24    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

25    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

26    OPPENHEIMER EQUITY FUND

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2014, the Fund utilized $158,969,950 of capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

As of June 30, 2015, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to

27    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,316,990,204

Gross unrealized appreciation	$359,827,656
Gross unrealized depreciation	(21,375,956)

Net unrealized appreciation	$338,451,700

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and

28    OPPENHEIMER EQUITY FUND

3. Securities Valuation (Continued)

“asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

29    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$232,066,280	$—	$—	$232,066,280
Consumer Staples	101,382,948	—	—	101,382,948
Energy	94,672,498	—	—	94,672,498
Financials	295,875,327	—	—	295,875,327
Health Care	320,975,246	—	—	320,975,246
Industrials	136,108,123	—	—	136,108,123
Information Technology	400,036,795	—	—	400,036,795
Materials	34,250,829	—	—	34,250,829
Telecommunication Services	9,645,673	—	—	9,645,673
Utilities	16,036,942	—	—	16,036,942
Investment Company	14,391,243	—	—	14,391,243

Total Assets	$1,655,441,904	$—	$—	$1,655,441,904

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

31    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	2,349,682	$33,060,404	5,070,404	$65,812,230
Dividends and/or distributions reinvested	—	—	607,354	8,363,250
Redeemed	(5,762,518)	(81,492,708)	(13,597,607)	(175,419,415)

Net decrease	(3,412,836)	$(48,432,304)	(7,919,849)	$(101,243,935)

Class B
Sold	28,257	$364,559	75,298	$903,154
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(413,697)	(5,356,619)	(904,498)	(10,724,173)

Net decrease	(385,440)	$(4,992,060)	(829,200)	$(9,821,019)

Class C
Sold	501,548	$6,498,899	1,123,999	$13,466,436
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(610,199)	(7,931,991)	(1,064,123)	(12,682,837)

Net increase (decrease)	(108,651)	$(1,433,092)	59,876	$783,599

Class R1
Sold	227,253	$3,094,553	281,698	$3,528,995
Dividends and/or distributions reinvested	—	—	4,197	56,747
Redeemed	(220,859)	(3,038,045)	(452,385)	(5,705,909)

Net increase (decrease)	6,394	$56,508	(166,490)	$(2,120,167)

32    OPPENHEIMER EQUITY FUND

5. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Sold	214,234	$3,050,963	747,253	$9,894,121
Dividends and/or distributions reinvested	—	—	11,249	154,782
Redeemed	(347,658)	(4,858,039)	(668,922)	(8,836,825)

Net increase (decrease)	(133,424)	$(1,807,076)	89,580	$1,212,078

1. Effective July 1, 2014, Class N shares were renamed Class R.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$536,495,490	$583,704,705

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.54% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

33    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the

34    OPPENHEIMER EQUITY FUND

7. Fees and Other Transactions with Affiliates (Continued)

Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

June 30, 2015	$144,983	$232	$7,345	$3,053	$72

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2015, the Manager waived fees and/or reimbursed the Fund $5,271 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary

35    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

36    OPPENHEIMER EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37    OPPENHEIMER EQUITY FUND

OPPENHEIMER EQUITY FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

38    OPPENHEIMER EQUITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/10/2015